UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 28, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2006, providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4)

Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-129480	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-129480 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,820,505,100.00 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 6-A, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-A4, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class B6-II and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-4 on April 28, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated April 3, 2006, as supplemented by the Prospectus Supplement, dated April 27, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2006, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”), Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 6-A, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-A4, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B6-I, Class B7-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class B6-II , Class B7-II, Class B8-II, Class B9-II, Class P-I, Class P-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,837,223,185.58 as of April 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1	Terms Agreement, dated April 26, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of April 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of April 1, 2006, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of April 1, 2006, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

99.4	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.5	Reconstituted Servicing Agreement, dated as of April 1, 2006 between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

99.6	Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

99.7	Reconstituted Servicing Agreement, dated as of April 1, 2006, between Wells Fargo Bank, N.A. and Lehman Brothers Holdings Inc.

99.8	Seller’s Warranties and Servicing Agreement, dated as of April 1, 2006, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:
	Name: Title:	Michael C. Hitzmann Senior Vice President

Date: May 12, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated April 26, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of April 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of April 1, 2006, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of April 1, 2006, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

99.4	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.5	Reconstituted Servicing Agreement, dated as of April 1, 2006 between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

99.6	Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

99.7	Reconstituted Servicing Agreement, dated as of April 1, 2006, between Wells Fargo Bank, N.A. and Lehman Brothers Holdings Inc.

99.8	Seller’s Warranties and Servicing Agreement, dated as of April 1, 2006, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A.